Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1992-1

KEY PERFORMANCE FACTORS
September, 1997

Scheduled Maturity                                      12/15/97

Coupon                                                  7.25%

Excess Protection Level
   3 Month Average  7.81%
      September, 1997  8.63%
      August, 1997  7.92%
      July, 1997  6.87%


Cash Yield                                              24.28%

Investor Charge Offs                                    6.39%

Base Rate                                               9.25%

Over 35 Day Delinquency                                 5.20%

Seller's Interest                                       19.41%

Total Payment Rate                                      10.47%

Total Principal Balance                                $6,028,225,548.46

Investor Participation Amount                          $124,999,999.97

Seller Participation Amount                            $1,169,892,215.19